UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2026

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919-781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Sale Agreement

On June 27, 2026, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta” or the “Company”) entered into a Securities Sale Agreement (the “SSA”) with LNA Holding SRL (“LNA Holding”), a société à responsabilité limitée organized under the laws of Belgium, pursuant to which Martin Marietta will acquire all of the outstanding equity interests in Lhoist North America, Inc. (“LNA”), a wholly-owned direct subsidiary of LNA Holding, that owns and operates the business of producing, distributing, marketing and selling lime, dolomitic lime, limestone- and dolomitic stone-based industrial minerals and products, and aggregates in North America (the “Transaction”).

Subject to the terms and conditions of the SSA, the consideration payable to LNA Holding at the closing of the Transaction (the “Closing”) will be $13.5 billion, consisting of (i) $7 billion in cash, subject to certain adjustments set forth in the SSA (the “Consideration Cash”), and (ii) 10,953,543 of newly-issued shares of Martin Marietta common stock, par value $0.01 per share (the “Consideration Shares”), with a value of $6.5 billion based on the volume-weighted average trading price of Martin Marietta common stock for the 15 trading days ending on June 26, 2026.

Each party’s obligation to consummate the Transaction is conditioned upon the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the satisfaction or waiver of regulatory approvals and other customary closing conditions.

The SSA contains certain termination rights for Martin Marietta and LNA Holding, including the right of either party to terminate the SSA if the conditions to the Closing have not been satisfied (or waived) by October 31, 2026 (the “Long Stop Date”), subject to certain automatic extensions up to June 15, 2027 (the “Extended Long Stop Date”) that apply if, as of such time, the required regulatory clearances and the related condition that no law or order prohibit the Transaction have not yet been satisfied. If the SSA is terminated under specified circumstances relating to the failure to obtain the required regulatory clearances by the Extended Long Stop Date, Martin Marietta will be required to pay LNA Holding a termination fee of $350 million in cash.

The SSA contains customary representations and warranties of Martin Marietta and LNA Holding.  Additionally, the SSA provides for customary pre-closing covenants of each of Martin Marietta and LNA Holding.

The SSA will be filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Martin Marietta, LNA Holding or LNA. The representations, warranties and covenants contained in the SSA were made solely for purposes of the SSA and as of specific dates, were solely for the benefit of the parties to the SSA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SSA instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the SSA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Martin Marietta, LNA Holding or LNA. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SSA.

Shareholders Agreement

Following the Closing, LNA Holding is expected to hold approximately 15% of the outstanding Martin Marietta common stock based upon the outstanding shares of Martin Marietta common stock as of June 26, 2026. At the Closing, Martin Marietta, LNA Holding and, solely for purposes of the standstill provisions set forth therein, Financière de Gestions Internationales, a société en commandite par actions organized under the laws of Luxembourg (“FGI”), will enter into a shareholders’ agreement (the “Shareholders Agreement”). Under the Shareholders Agreement, LNA Holding and its affiliates will be subject to a lock-up period with respect to the Consideration Shares, with 50% of such shares released from the lock-up on the 12-month anniversary of the Closing and the remaining 50% of such shares released from the lock-up on the 24-month anniversary of the Closing. The Shareholders Agreement will further provide that the Board of Directors of Martin Marietta (the “Board”) will take such actions as are necessary to increase the size of the Board by one director, and LNA Holding will have the right to designate one director to the Board and to appoint one non-voting Board observer. These designation rights are subject to graduated reduction and termination based on LNA Holding’s beneficial ownership of Martin Marietta common stock (calculated on an as-converted basis): LNA Holding may designate one director and one observer for so long as it beneficially owns at least a fixed number of shares of Martin Marietta common stock to be set at the Closing to equal 10% of the issued and outstanding Martin Marietta common stock as of the Closing (calculated on an as-converted basis); this right is reduced to one director if such ownership falls below 10% but remains at or above a fixed number of shares of Martin Marietta common stock to be set at the Closing to equal 7.5% of the issued and outstanding Martin Marietta common stock as of the Closing (calculated on an as-converted basis); and all designation and observer rights terminate if such ownership falls below such fixed number of shares of Martin Marietta common stock to be set at the Closing to equal 7.5% of the issued and outstanding Martin Marietta common stock as of the Closing (calculated on an as-converted basis). Furthermore, subject to certain exceptions, in the event LNA Holding and its affiliates fail to vote all shares of Martin Marietta common stock beneficially owned by them in accordance with the recommendation of the Board (subject to certain exceptions) and in favor of persons nominated and recommended to serve as directors by the Board, all of LNA Holding’s designation rights will terminate.

In addition, FGI and LNA Holding and their affiliates have agreed to be subject to a customary standstill obligation, including a restriction on acquiring shares in excess of a fixed number of shares of Martin Marietta common stock to be set at the Closing to equal 18% of the issued and outstanding Martin Marietta common stock as of the Closing (calculated on an as-converted basis), which will be effective until the earlier of (a) 15 months after the date on which both (i) no LNA Holding designee sits on the Board and (ii) LNA Holding has irrevocably waived or no longer has any right to designate a director or observer and (b) the date on which LNA Holding holds fewer than the number of shares equal to a fixed number of shares of Martin Marietta common stock to be set at the Closing to equal 7.5% of the issued and outstanding Martin Marietta common stock as of the Closing (calculated on an as-converted basis).

Registration Rights Agreement

Pursuant to the SSA, Martin Marietta and LNA Holding will enter into a customary registration rights agreement (the “Registration Rights Agreement”) in respect of the Consideration Shares at Closing. The Registration Rights Agreement will provide for certain shelf, demand and piggyback registration rights for LNA Holding, subject to minimum offering sizes in certain cases, customary underwriter cutbacks, Martin Marietta blackout/suspension rights, and mutual indemnification rights and other customary requirements and conditions.

The foregoing descriptions of the SSA, form of Shareholders Agreement and form of Registration Rights Agreement are not complete and are qualified in their entirety by reference to the SSA, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The form of Shareholders Agreement and the form of Registration Rights Agreement are included as Schedule 7 and Schedule 3, respectively, to the SSA.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the issuance of the Consideration Shares to LNA Holding is incorporated by reference. The Consideration Shares will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, or Regulation S promulgated thereunder.

Item 8.01. Other Events.

Bridge Commitment Letter

In connection with its entry into the SSA, Martin Marietta entered into a commitment letter, dated as of June 27, 2026 (the “Bridge Commitment Letter”), among Martin Marietta, Goldman Sachs Bank USA (“GS Bank”) and Goldman Sachs Lending Partners LLC (“GSLP” and, together with GS Bank, the “Commitment Parties”), pursuant to which the Commitment Parties committed to provide, subject to the terms and conditions set forth therein, a 364-day unsecured bridge loan facility in an aggregate principal amount of up to $7.0 billion (the “Bridge Facility”) to finance the Consideration Cash.

The commitments under the Bridge Facility are subject to reduction in equivalent amounts upon any incurrence by Martin Marietta of term loans and/or the issuance of notes in a public offering or private placement prior to the consummation of the Transaction and upon other specified events, subject to customary exceptions. The funding of the Bridge Facility is contingent on the satisfaction or waiver of customary conditions, including, without limitation, (i) execution and delivery of definitive documentation consistent with the Bridge Commitment Letter and (ii) consummation of the Transaction in accordance with the SSA. The commitments and agreements of the Commitment Parties under the Bridge Commitment Letter will terminate upon the first to occur of (a) the date on which definitive documentation with respect to the Bridge Facility has been executed and delivered, (b) the date of consummation of the Transaction, with or without the use of any portion of the Bridge Facility, (c) the termination of the SSA in accordance with its terms, (d) the reduction of the commitments under the Bridge Facility to zero and (e) 11:59 p.m., New York City time, on the date that is five business days following the later of (x) the Long Stop Date and (y) solely in the event that the Long Stop Date is extended in accordance with the SSA, the Extended Long Stop Date.

Forward-Looking Statements

Investors are cautioned that all statements in this Current Report on Form 8-K that relate to the future involve risks and uncertainties, and are based on assumptions that the Company believes in good faith are reasonable but which may be materially different from actual results, including, among others, risks and uncertainties relating to the timing of consummation of the transaction; the risk that the conditions to closing of the transaction may not be satisfied, or that the closing of the transaction does not occur; the risk that regulatory approval that may be required to complete the transaction is not obtained, or is obtained subject to conditions that are not anticipated or that the Company is not obligated to accept; the diversion of management time on transaction-related issues; global economic conditions; adverse industry conditions; the risk that the SSA may be terminated, including in circumstances that would require the Company to pay a termination fee; the Company’s ability to obtain the financing contemplated by the Bridge Commitment Letter and the resulting increase in the Company’s indebtedness and potential effects on the Company’s credit ratings; the issuance of the Consideration Shares and the resulting dilution to the Company’s existing shareholders; and potential business uncertainty, including changes to existing business relationships during the pendency of the transaction that could affect financial performance. These forward-looking statements, under the federal securities laws, including the Private Securities Litigation Reform Act of 1995, provide the investor with the Company’s expectations or forecasts of future events and may be identified by words such as “guidance,” “anticipate,” “may,” “expect,” “should,” “believe,” “project,” “intend,” “will,” and other words of similar meaning in connection with future events or future performance. Any or all of the Company’s forward-looking statements herein and in other publications may prove to be incorrect. A further list and description of risks, uncertainties and other matters that could cause actual future results to differ materially from those expressed or implied herein can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent reports on Form 10-Q, including the sections thereof captioned “Other Matters” and “Item 1A. Risk Factors,” and in the Company’s subsequent reports on Form 8-K. Except as required by law, the Company does not undertake any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changed circumstances or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities in connection with the financing of the Transaction will be made only by means of a prospectus or offering memorandum meeting the requirements of the Securities Act of 1933, as amended, or pursuant to an applicable exemption from the registration requirements thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*

Securities Sale Agreement, dated as of June 27, 2026, between Martin Marietta Materials, Inc., a North Carolina corporation, and LNA Holding SRL, a société à responsabilité limitée organized under the laws of Belgium

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain notice information contained in this exhibit and certain schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ George Schoen
		Name:	George Schoen
Date: June 29, 2026		Title:	Executive Vice President, General Counsel and Corporate Secretary